                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                January 3, 2004

                     Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)

      Florida                         0-23161                    59-3424305
(State or other jurisdiction       (Commission                 (IRS Employer
  of incorporation)                File Number)              Identification No.)

                     4902 W. Waters Avenue, Tampa, FL 33634
                    (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

         (Former name or former address, if changed since last report.)

Item 2.03         Creation of a Direct  Financial  Obligation  or an  Obligation
                  under an Off-Balance Sheet Arrangement of a Registrant.

           Effective  January 3, 2005,  Tropical  Sportswear Int'l  Corporation,
Savane  International  Corp.,  Apparel Network Corp.,  TSI Brands,  Inc.,  TSIL,
Inc. and The CIT  Group/Commercial  Services,  Inc. amended Section 4.18,  Super
Priority;   Nature  of  Secured   Obligations  and  the  Agent's  Liens  of  its
Post-Petition  Loan and  Security  Agreement.  A copy of the First  Amendment to the Post-Petition Loan and Security Agreement is attached hereto as an exhibit.

Item 9.01  Financial Statements and Exhibits

     (c)

    Exhibit 99.1     First   Amendment  to  Post  Petition  Loan   and  Security
                     Agreement dated January 3, 2005 between Tropical Sportswear
                     Int'l   Corporation,  Savane  International  Corp., Apparel
                     Network Corp.,  TSI Brands, Inc.,  TSIL, Inc.  and  The CIT
                     Group/Commercial Services, Inc. and

                                   SIGNATURES

         Pursuant to  the  requirements  of the Securities Exchange Act of 1934, the registrant has duly caused this report to be  signed  on  its  behalf by the undersigned hereunto duly authorized.

                                       Tropical Sportswear Int'l Corporation

Date:    January 6, 2004               /s/ Robin J. Cohan
                                       Robin J. Cohan
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (in  the dual capacity of duly authorized
                                       officer and principal accounting officer)